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                                                                   EXHIBIT 23(a)

                         INDEPENDENT AUDITORS' CONSENT

ErgoBilt, Inc.

     We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                            KPMG Peat Marwick LLP

Houston, Texas

January 9, 1997